May 3, 2013

MAINGATE MLP FUND

Supplement to the Statement of Additional Information dated January 29, 2013

At a meeting of the Board of Trustees (the “Board”) of the MainGate MLP Fund (the “Fund”) on April 22, 2013, the Board elected Gerard Scarpati to replace Salvatore Faia, both of Vigilant Compliance, LLC, to serve as Chief Compliance Officer for the Fund.  In addition, the Board elected Mr. Faia to serve as Assistant Chief Compliance Officer for the Fund.  Accordingly, the following information for Mr. Scarpati supplements, and, for Mr. Faia, replaces, information provided in the table regarding the interested Trustees and Officers of the Fund beginning on page 21 of the Fund’s Statement of Additional Information.

Name, Address*, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years And Other Directorships	Number of Portfolios in Fund Complex Overseen by Trustee
Gerard Scarpati (57) Chief Compliance Officer Since April 2013	Director, Vigilant Compliance, LLC	N/A
Salvatore Faia (50) Assistant Chief Compliance Officer Since April 2013	President, Vigilant Compliance, LLC	N/A
*    The address for each trustee and officer of the Trust is 6075 Poplar Ave., Memphis, TN  38119.

The Fund pays aggregate compensation of $34,200 to Vigilant Compliance, LLC for Messrs. Scarpati’s and Faia’s compliance oversight services.

Please retain this Supplement with your Statement of Additional Information for future reference.